Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

3. Related Party Transactions

Business operations

The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $204.8 million, $204.8 million and $202.9 million in 2011, 2010 and 2009, respectively. Of these costs, the Company retains investment related expenses on the invested assets that are not transferred under the reinsurance agreements. All other costs are ceded to ALIC under the reinsurance agreements.

Broker-Dealer

The Company has a service agreement with Allstate Distributors, LLC (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $7.2 million, $6.9 million and $4.6 million in 2011, 2010 and 2009, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

The Company receives distribution services from Allstate Financial Services, LLC (“AFS”), an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $7.5 million, $8.5 million and $9.1 million in 2011, 2010 and 2009, respectively, that were ceded to ALIC.

Reinsurance

The following table summarizes amounts that were ceded to ALIC under the reinsurance agreements and reported net in the Statements of Operations and Comprehensive Income:

($ in thousands)	2011	2010	2009
Premiums and contract charges	$833,149	$782,113	$734,369
Interest credited to contractholder funds, contract benefits and expenses	1,408,953	1,683,487	1,621,011

Reinsurance recoverables due from ALIC totaled $16.68 billion and $18.37 billion as of December 31, 2011 and 2010, respectively.

Income taxes

The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 10).

Intercompany loan agreement

The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2011 or 2010.